Exhibit 32.3

Certification of Chief Financial Officer

Pursuant to

18 U.S.C. Section 1350 as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report on Form 10-Q of Goldman Sachs Private Middle Market Credit II LLC (the “Company”) for the quarter ended March 31, 2023 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), David Pessah, as Chief Financial Officer of the Company hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 9, 2023

/s/ David Pessah
David Pessah Chief Financial Officer and Treasurer (Principal Financial Officer)